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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 21, 2007


                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           OHIO                          0-16540               34-1405357

 (State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


        201 SOUTH 4TH STREET, MARTINS FERRY, OHIO              43935-0010

        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (740) 633-0445



         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02.        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective August 21, 2007, L. E. Richardson, Jr. retired from the Company's Board of Directors in accordance with the mandatory retirement provisions contained in the Company's governing documents. Mr. Richardson has been a valued member of the Company's Board of Directors since 1998.

Effective August 21, 2007, the Board of Directors appointed Samuel J. Jones to serve the remainder of Mr. Richardson's term, which will expire in 2008. Mr. Jones resides in Glouster, Ohio and currently serves as a member of the Board of Directors of The Citizens Savings Bank, the Company's wholly-owned commercial bank subsidiary (the "Bank"). Mr. Jones currently participates in the director deferred compensation plan available to members of both the Company's and the Bank's Boards of Directors. It has not been determined at present which Committees of the Company's Board of Directors, if any, that Mr. Jones will serve upon.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

     Dated: August 23, 2007                       UNITED BANCORP, INC.

                                                  /s/ Randall M. Greenwood
                                                  ---------------------------
                                                  Randall M. Greenwood
                                                  Senior Vice President and
                                                  Chief Financial Officer